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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2006

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-23761                13-4000208
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)

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ITEM 1.01 Entry into a Material Definitive Agreement;
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant; and
ITEM 3.02 Unregistered Sales of Equity Securities.

A. NITE CAPITAL LP FINANCING

         Pursuant to a Securities Purchase Agreement dated as of March 13, 2006 (the "Nite Capital Securities Purchase Agreement") between Advanced Technology Industries, Inc. (the "Company") and Nite Capital LP ("Nite Capital"), the Company has sold an aggregate of $300,000 principal amount of its 9% Convertible Debentures (the "Nite Capital Debentures") and warrants (the "Nite Capital Warrants") to purchase 4,285,714 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $300,000, after the payment of offering related fees and expenses. The Nite Capital Debentures and Nite Capital Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Nite Capital represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities
Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

         The Nite Capital Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on August 20, 2006. The Nite Capital Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 10 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Nite Capital Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Nite Capital Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Nite Capital Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Nite Capital Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board. The Nite Capital Debentures, together with certain debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

         Each Nite Capital Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Nite Capital Warrants are exercisable at $0.10 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the

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Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Nite Capital Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Nite Capital Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Nite Capital Warrants are entitled to effect a cashless exercise of the Nite Capital Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Nite Capital Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of March 13, 2006 (the "Nite Capital Registration Rights Agreement") between the Company and Nite Capital, to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Nite Capital Debentures and the exercise of the Nite Capital Warrants.

         The foregoing descriptions of the Nite Capital Securities Purchase Agreement, the Nite Capital Debentures, the Nite Capital Warrants and the Nite Capital Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, which are filed hereto as Exhibits 4.1 through 4.4, respectively, and are incorporated herein by reference.

B. CHICAGO VENTURE PARTNERS, L.P. FINANCING

         Pursuant to a Securities Purchase Agreement dated as of March 24, 2006 (the "Chicago Venture Securities Purchase Agreement") between the Company and Chicago Venture Partners, L.P. ("Chicago Venture"), the Company has sold an aggregate of $350,000 principal amount of its 9% Convertible Debentures (the "Chicago Venture Debentures") and warrants (the "Chicago Venture Warrants") to purchase 5,000,000 shares of Common Stock. The Company received net proceeds in such sale of $280,000, after the payment of offering related fees and expenses. The Chicago Venture Debentures and Chicago Venture Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act. Chicago Venture represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities
Act) and made other customary representations in connection with issuances pursuant to such Section 4(2). In addition, pursuant to, and on the terms contained in, the Chicago Venture Securities Purchase Agreement, Chicago Venture has agreed to purchase (i) at least three days prior to the filing of the registration statement (as described below), an aggregate of $250,000 principal amount of the Chicago Venture Debentures and Chicago Venture Warrants to purchase 3,571,428 shares of Common Stock for an aggregate purchase price of $250,000 and (ii) at least three days prior to the effective date of the registration statement (as described below), an aggregate of $600,000 principal amount of the Chicago Venture Debentures and Chicago Venture Warrants to purchase 8,571,428 shares of Common Stock for an aggregate purchase price of $600,000.

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         The Chicago Venture Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on March 24, 2007. The Chicago Venture Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Chicago Venture Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of effecting such conversion, the Company may elect to redeem the amount of the Chicago Venture Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Chicago Venture Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Chicago Venture Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board. The Chicago Venture Debentures, together with certain debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

         Each Chicago Venture Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Chicago Venture Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Chicago Venture Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Chicago Venture Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Chicago Venture Warrants are entitled to effect a cashless exercise of the Chicago Venture Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Chicago Venture Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of March 24, 2006 (the "Chicago Venture Registration Rights Agreement") between the Company and Chicago Venture, to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Chicago Venture Debentures and the exercise of the Chicago Venture Warrants.

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         The foregoing descriptions of the Chicago Venture Securities Purchase
Agreement, the Chicago Venture Debentures, the Chicago Venture Warrants and the Chicago Venture Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, which are filed hereto as Exhibits 4.5 through 4.8, respectively, and are incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

The Company is currently in discussions with respect to the raising of up to $1,350,000 of additional funds. It is currently expected that such financing would be effected through the sale of debentures and warrants on terms substantially similar to the Chicago Venture Debentures and Chicago Venture Warrants and that such financing would close on or prior to April 4, 2006. There can be no assurance that such financing will be consummated.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Securities Purchase Agreement dated as of March 13, 2006 between Advanced Technology Industries, Inc. and Nite Capital LP

4.2      Form of 9% Convertible Debenture issued to Nite Capital LP

4.3      Form of Warrant issued to Nite Capital LP

4.4 Registration Rights Agreement dated as of March 13, 2006 between Advanced Technology Industries, Inc. and Nite Capital LP

4.5 Securities Purchase Agreement dated as of March 24, 2006 between Advanced Technology Industries, Inc. and Chicago Venture Partners, L.P.

4.6      Form of 9% Convertible Debenture issued to Chicago Venture Partners,
         L.P.

4.7      Form of Warrant issued to Chicago Venture Partners, L.P.

4.8 Registration Rights Agreement dated as of March 24, 2006 between Advanced Technology Industries, Inc. and Chicago Venture Partners, L.P.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advanced Technology Industries, Inc.
Dated: March 30, 2006
                                           /s/ Allan Klepfisz
                                           ------------------------------------
                                           Allan Klepfisz
                                           Chief Executive Officer